                                                         TENTATIVE & PRELIMINARY
                                                    FOR DISCUSSION PURPOSES ONLY

                                  EXHIBIT 21.1
                              LIST OF SUBSIDIARIES
                           ZARING NATIONAL CORPORATION


ENTITY                               Zaring National Corporation
TYPE OF ENTITY                       C-Corp
EIN                                  31-1506058
DATE OF INCORPORATION                2/5/97
STATE OF INCORPORATION               Ohio

ENTITY                               Zaring Holdings, Inc.
TYPE OF ENTITY                       C-Corp
EIN                                  31-1464421
DATE OF INCORPORATION                1/2/96
STATE OF INCORPORATION               Ohio

ENTITY                               Zaring Homes, Inc.
TYPE OF ENTITY                       C-Corp
EIN                                  31-1071348
DATE OF INCORPORATION                7/29/83
STATE OF INCORPORATION               Ohio

ENTITY                               Zaring Homes Kentucky, LLC
TYPE OF ENTITY                       LLC
EIN                                  31-1464422
DATE OF INCORPORATION                4/8/96
STATE OF INCORPORATION               Kentucky

ENTITY                               Zaring Homes of Indiana, LLC
TYPE OF ENTITY                       LLC
EIN                                  35-1951252
DATE OF INCORPORATION                9/27/94
STATE OF INCORPORATION               Indiana

ENTITY                               Blue Chip Mortgage Company, LLC
TYPE OF ENTITY                       LLC
EIN                                  31-1453875
DATE OF INCORPORATION                1/21/96
STATE OF INCORPORATION               Ohio

ENTITY                               Hearthside Homes, LLC
TYPE OF ENTITY                       LLC
EIN                                  31-1564448
DATE OF INCORPORATION                9/12/97
STATE OF INCORPORATION               Indiana

ENTITY                               Legacy Mortgage Corporation
                                     (dba Hearthside Home Mortgage)
TYPE OF ENTITY                       C-Corp
EIN                                  35-1913797
DATE OF INCORPORATION                2/24/94
STATE OF INCORPORATION               Indiana

ENTITY                               Centron Financial Services Corp.
TYPE OF ENTITY                       C-Corp
EIN                                  31-1580201
DATE OF INCORPORATION                12/10/97
STATE OF INCORPORATION               North Carolina

                                                       TENTATIVE & PRELIMINARY
                                                  FOR DISCUSSION PURPOSES ONLY



ENTITY                               HomeMax, Inc.
TYPE OF ENTITY                       C-Corp
EIN                                  51-1999949
DATE OF INCORPORATION                11/26/96
STATE OF INCORPORATION               Delaware

ENTITY                               HM Services, Inc.
TYPE OF ENTITY                       C-Corp
EIN                                  31-1562416
DATE OF INCORPORATION                8/21/97
STATE OF INCORPORATION               Delaware

ENTITY                               HM Properties, Inc.
TYPE OF ENTITY                       C-Corp
EIN                                  35-1563237
DATE OF INCORPORATION                9/15/97
STATE OF INCORPORATION               Delaware

ENTITY                               HomeMax Tennessee, Inc.
TYPE OF ENTITY                       C-Corp
EIN                                  31-1563241
DATE OF INCORPORATION                8/25/97
STATE OF INCORPORATION               Tennessee

ENTITY                               HomeMax South Carolina, Inc.
TYPE OF ENTITY                       C-Corp
EIN                                  31-1563240
DATE OF INCORPORATION                8/27/97
STATE OF INCORPORATION               South Carolina

ENTITY                               HomeMax Ohio, Inc.
TYPE OF ENTITY                       C-Corp
EIN                                  31-1585059
DATE OF INCORPORATION                2/4/98
STATE OF INCORPORATION               Ohio

ENTITY                               HomeMax Indiana, LLC
TYPE OF ENTITY                       LLC
EIN                                  31-1585066
DATE OF INCORPORATION                2/4/98
STATE OF INCORPORATION               Indiana

ENTITY                               HomeMax Kentucky, LLC
TYPE OF ENTITY                       LLC
EIN                                  31-1585070
DATE OF INCORPORATION                2/9/98
STATE OF INCORPORATION               Kentucky

ENTITY                               HomeMax North Carolina, Inc.
TYPE OF ENTITY                       C-Corp
EIN                                  62-1665363
DATE OF INCORPORATION                12/30/96
STATE OF INCORPORATION               North Carolina


                                       53